SUPPLEMENT DATED JUNE 7, 2006 TO THE
                  FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS


                                DATED MAY 1, 2006


          On May 18, 2006, the Board of Trustees of the First Investors Life Series Funds approved, subject to shareholder approval, an agreement under which Vontobel Asset Management, Inc. ("Vontobel") will serve as subadviser for the International Securities Fund ("Fund"). A Special Shareholders' Meeting will be held on or about June 26, 2006 to approve the proposed agreement. If approved by shareholders, Vontobel will replace the Fund's current subadviser and assume the day-to-day management of the Fund, subject to supervision by the Fund's adviser, First Investors Management Company, Inc. ("FIMCO"), and the Fund's Board of Trustees. Management fees paid by the Fund will not increase due to the subadviser change.

          Vontobel is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss banking holding company, having its registered offices in Zurich, Switzerland. Vontobel manages in excess of $4 billion and has extensive experience in managing accounts investing in international equities. The principal investment strategies that Vontobel will use in managing the Fund will result in more of the Fund's assets being invested in foreign companies, more of its assets being invested in markets that may be considered developing or emerging, and more of its assets being invested in mid- and small-size companies. The risks of investing in foreign securities, emerging markets, and mid- and small- size companies are already disclosed in the prospectus.
Additionally, the Fund will concentrate its portfolio in fewer securities (approximately 40 to 60). As a result, the Fund's performance may be impacted significantly by the change in value of even one of its holdings.

          The Board also approved a change to the investment objective of the Fund effective to coincide with the change in subadvisers. The Fund's investment objective will be to primarily seek long-term capital growth. The Fund will no longer have a secondary objective to seek a reasonable level of current income.